EASTERN POINT ADVISORS FUNDS TRUST

                           Rising Dividend Growth Fund


                               PROSPECTUS CLASS A


                                  March 5, 2004


                          (as amended November 1, 2004)




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.




                                Table of Contents


                                                                      Page No.
Rising Dividend Growth Fund                                              3
Management of the Fund                                                   7
Other Service Providers                                                  8
Your Account                                                             8
Buying Shares                                                            9
Selling Your Shares                                                     11
Additional Information on Buying
  and Selling Fund Shares                                               13
Other Investment Strategies and Risks                                   15
Additional Information                                                  17


RISING DIVIDEND GROWTH FUND ("FUND")


Fund Investment Objectives

The Fund seeks long-term growth of capital and current income by investing in common stocks of domestic and foreign companies that have increased their dividend payments to shareholders at least each year for the past ten years.

Principal Investment Strategies of the Fund

Regardless of industry, the Fund will invest at least 80% of its assets in common stocks of dividend-paying domestic and foreign companies whose market capitalization is at least $500 million. The Fund normally concentrates its investments in a group of 25-50 of such common stocks. The Fund is a growth and income fund with a long-term investment philosophy of investing solely in companies that have increased their common stock dividends at least each year for the past ten years. Once owned by the Fund, if a company does not increase its common stock dividend from one year to the next, such company's stock will be sold.

Stocks are selected for the Fund by seeking companies with strong earnings growth potential that have increased their common stock dividends at least each year for the past ten years. Special emphasis will be placed on those companies that the Fund believes demonstrate:

o        Consistently increasing dividends for at least each year for the past ten years
o        Financial stability
o        Strong earnings growth potential
o        Strong market position with solid pricing power
o        Effective management leadership
o        Prominent brand recognition
o        Strong patent position

Current income created by rising common stock dividends is an important consideration in selecting the Fund's investments. The Fund may also invest in real estate investment trusts and other investments consistent with its rising dividend philosophy.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in U.S. short-term money market instruments as a temporary defensive measure. Some of these short-term money market instruments include:

o        Commercial paper;
o        Certificates of deposit;
o        Demand and time deposits; and
o        Banker's acceptances.

To the extent that the Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objective.

Principal Risks

Any of the following situations could cause the Fund to lose money or underperform in comparison to its peer group:

Stock Market Risks: Movements in the stock market may affect the Fund's share prices on a daily basis. The overall market and the specific securities held by the Fund may decline in value and you could lose money.

Stock Selection Risks: The stocks in the Fund's portfolio may decline in value or not increase in value when the stock market in general is increasing or decreasing in value and you could lose money.

Non-Diversification: The Fund is non-diversified and may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. As a result, the Fund may be more sensitive to economic, business, political or other changes affecting the prices of such issuers' securities, which may result in greater fluctuation in the value of the Fund's shares and you could lose money. The Fund intends, however, to meet certain tax diversification requirements.

Foreign Securities: Investments in foreign securities may involve a greater degree of risk than securities of U.S. issuers. There may be less information about foreign companies in the form of reports and ratings than about U.S. issuers. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Foreign markets may not be as developed or efficient as those in the United States and there is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

Securities of Smaller Companies: The securities of smaller companies may experience more market price volatility than the securities of larger companies. These companies are typically subject to more dramatic changes in earnings and business prospects than larger, more established companies. Additionally, the securities of smaller companies are less liquid because they tend to trade over-the-counter or on regional stock exchanges and the frequency and volume of their trading are often substantially less than for securities of larger companies.

Real Estate Investment Trusts (REITs): Equity REITs may be affected by changes in the value of the underlying property owned by the trusts. Mortgage REITs will be subject to credit risk, interest rate risk and prepayment risk with respect to the loans made. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan when they are due. Interest rate risk is the risk that a change in the prevailing interest rate will cause the value of the loan to rise or fall. Prepayment risk is the risk that the mortgages underlying mortgage REITs may be paid off early, which makes it difficult to determine their actual maturity and therefore, to calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower rates.

Management: Fund management's skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. To the extent appropriate investments are not chosen, the Fund may decline in value and you could lose money.

Suitability

The Fund may be appropriate for investors who seek capital appreciation with some current income and who are able to accept short-term fluctuations in return for the potential for greater long-term growth. Investors who are seeking significant current income or who have a conservative or short-term investment approach may wish to consider alternative investments.

Past Fund Performance

Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in a mutual fund. Performance demonstrates how a mutual fund's returns have varied over time. The Fund is recently organized and therefore has no performance history. Once the Fund has a performance history for at least one calendar year, a Bar Chart and Performance Table will be included in the Fund's Prospectus. The Fund's annual returns will also be compared to the returns of a benchmark index, the Standard & Poor's 500 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you could expect to pay as an investor in the Fund. Shareholder Fees are one-time expenses paid directly from your investment. Annual Fund Operating Expenses come out of Fund assets and are reflected in the Fund's total return.

                                                            Class A Shares
Shareholder Fees:
     (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price)                         5.75%
Contingent Deferred Sales Charge
     (as a percentage of amount redeemed)(1)                     1.00%
Annual Fund Operating Expenses:
     (expenses deducted from fund assets)
Management Fees (2)                                              0.75%
Distribution and Service (12b-1) fees (3)                        0.50%
Other Expenses (4)                                               1.25%
                                                                 -----
  Total Annual Fund Operating Expenses (5)                       2.50%
                                                                 =====

-------------------------

(1) The 1.00% contingent deferred sales charge applies only to purchases of $1 million or more either as a lump sum or through our cumulative quantity discount or letter of intent programs which are subsequently sold within 12 months of acquisition. These fees are not applied to shares acquired through reinvestment of dividends or capital gains. The contingent deferred sales charge for each class may be waived for certain redemptions and distributions.

(2) Management Fees will be .75% of the first $1 billion of Fund assets,.60% on the next $2 billion of Fund assets, and .50% on Fund assets in excess of $3 billion.

(3) Includes an annual distribution fee of 0.25% and an annual service fee of .25% of the Class A Share's average daily net assets.

(4) "Other Expenses" are based on the estimated expenses the Fund expects to incur in its initial fiscal year of operation. During the Fund's initial year of operation, the Advisor will voluntarily waive fees and/or reimburse Fund Expenses so that the net Total Annual Fund Operating Expenses will not exceed 1.65%

(5) The Fund imposes a $15.00 charge for Fund redemptions under $10,000 made by wire.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that:

o    you invest $10,000 in the Fund for the time periods indicated;

o    you redeem all of your shares at the end of each time period;

o    your investment has a 5% return each year;

o    all distributions are reinvested; and

o    the Fund's operating expenses remain the same.

This example is for comparison only. Actual returns and expenses will be different and the Fund's performance and expenses may be higher or lower. Based on the above assumptions, your costs for the Fund would be:

                                                    1 year            3 years
                                                    ------            -------

Class A                                              $733              $1,232



MANAGEMENT OF THE FUND

The Fund's investment advisor is Eastern Point Advisors, Inc. (the "Advisor"), 230 Broadway East, Lynnfield, Massachusetts 01940. The Advisor has engaged Dividend Growth Advisors, Inc. (the "Sub-Advisor"), 1894 Andell Bluff Boulevard, Johns Island, SC 29455 to manage the investments of the Fund in accordance with the Fund's investment objective, policies and limitations and any investment guidelines established by the Advisor. The Sub-Advisor is responsible, subject to the supervision and control of the Advisor, for the selection, purchasing, monitoring and sale of the securities in the Fund's investment portfolio. Shareholders are not required to vote to approve a new or amended subadvisory agreement. The Advisor arranges for the transfer agency, custody and all other services necessary to operate the Fund.

The Advisor was founded in 1995. The Advisor manages the Eastern Point Advisors Twenty Fund as well as primarily individual private accounts. As of December 31, 2003, the Advisor had approximately $150 million of assets under management.

Portfolio Management

Thomas Cameron and Jere Estes serve as portfolio managers for the Fund. Mr. Cameron has served as the chief investment officer of the Sub-Advisor since 2003 and is a director and founding member of the Sub-Advisor. Mr. Cameron has been managing portfolios using a rising dividend philosophy since 1979. From 1978 to 2000, Mr. Cameron served as vice president at Interstate Johnson Lane Brokerage in Charlotte, NC. Mr. Cameron served as a director of the Sovereign Investors Fund from 1979 until 1997 which utilized the rising dividend philosophy. Mr. Cameron is also founder of Cameron and Associates since July 2000. Mr. Estes has served as a consultant to the Sub-Advisor since 2003. From 1992 to 1999, Mr. Estes served as Vice President/Director of Research and Senior Portfolio Manager at Sovereign Asset Management in Bryn Mawr, PA. From June of 1999 until the present, Mr. Estes has served as Senior Vice President and Chief Investment Officer at Bryn Mawr Trust Company in Bryn Mawr, PA.

Management Fees

Under the Advisory Agreement, the monthly compensation paid to the Advisor is accrued daily at an annual rate equal to 0.75% of the average daily net assets of the Fund. The Advisor has entered into a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with the Sub-Advisor.

The Sub-Advisor provides the Advisor with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. The investment recommendations of the Sub-Advisor are subject to the review and approval of the Advisor (acting under the supervision of the Board of Trustees of Eastern Point Advisors Funds Trust ("Trust")). The Advisor, from its advisory fee, pays the Sub-Advisor up to 0.35% of the advisory fee received from the Fund.


OTHER SERVICE PROVIDERS

Distributor

Currently,   the  Distributor  of  the  Trust's  shares  is  Investors   Capital
Corporation, an affiliate of the Advisor. Effective December 1, 2004, Unified Financial Securities, Inc. will be the new Distributor of the Trust's shares.

Transfer Agent and Custodian

Effective November 1, 2004, Unified Fund Services, Inc. will be the new fund administrator, accounting services agent, dividend paying agent and transfer agent for the Trust. As of that same date, Huntington National Bank will become the new custodian of the Trust.

YOUR ACCOUNT

Investing in the Fund

The Fund offers one class of shares: Class A Shares. Class A shares have a maximum up-front sales charge of 5.75% paid when you buy your shares. The up-front sales charge for the Class A shares decreases with the amount you invest and is included in the offering price.


                                                          Sales charge as %
                                     Sales charge as %    of amount invested
Amount invested                      of offering price    in the Fund
---------------                     -------------------   --------------------

less than $50,000                          5.75%                6.10%
$50,000 but less than $100,000             4.75%                4.99%
$100,000 but less than $500,000            3.75%                3.90%
$500,000 but less than $1,000,000          2.75%                2.83%
$1,000,000 or more                         0.00%                  N/A

Although purchases of $1,000,000 or more will not be subject to an up-front sales charge, a 1.00% contingent deferred sales charge will be assessed when such shares are sold within twelve months of their acquisition. (See "Contingent Deferred Sales Charges" on page 14 of this Prospectus). A finder's fee of up to 1.00% may be paid by the Advisor, Sub-Advisor or Distributor to the Broker or Dealer involved.

Under certain circumstances, the sales charge for Class A shares may be waived. Please see below as well as the Statement of Additional Information.

Class A shares are subject to an annual 12b-1 fee of 0.50%, of which 0.25% are annual distribution fees and 0.25% are annual service fees paid to the Distributor, dealers or others for providing personal services and maintaining shareholder accounts.

Ways to Reduce Sales Charges

Investors can reduce or eliminate sales charges on Class A shares under certain conditions:

Combined Purchases

Purchases made at the same time by an individual, his or her spouse and any children under the age of 21 are added together to determine the sales charge rate.

Employees and Clients of Certain Entities

Shares may be sold without a sales charge to officers, directors, trustees and employees of the Advisor, the Sub-Advisor, the Distributor and any of their affiliated companies and immediate family members of any of these people. Shares may also be sold without a sales charge to individuals with an investment account or relationship with the Advisor or Sub-Advisor.

Letter of Intent

This non-binding agreement allows you to purchase Class A shares over a period of 13 months with the sales charge that would have applied if you had purchased them all at once.

Combination Privilege

You can use the combined total value of Class A shares of the Fund you own for the purpose of calculating the sales charge.

Please Note:

You must advise your dealer, the transfer agent or the Fund if you qualify for a reduction and/or waiver of sales charges.

12b-1 Plan

The Fund has adopted a 12b-1 plan that allows the Fund to pay distribution fees for the sale, distribution and administrative functions relating to its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

BUYING SHARES

You can purchase shares of the Fund through broker-dealers or directly through the Advisor. You may buy shares of the Fund with an initial investment of $5,000 (or $1,000 for IRAs) or more. Additional investments may be made for as little as $250. The Fund has the right to waive the minimum investment requirements for employees of the Advisor and its affiliates. The Fund also has the right to reject any purchase order.

Purchase Price/Determination of NAV

The price of the Fund's shares is based on the Net Asset Value (the "NAV") plus any applicable front-end sales charge for Class A shares (the "Offering Price"). The Fund calculates NAV for each class by adding the total market value of its investments and other assets, subtracting any liabilities and then dividing that figure by the total number of its shares outstanding (assets-liabilities/number of shares outstanding = NAV). The Fund's investments are valued based on market value, or where market quotations are not available, on fair value as determined in good faith by the Board of Trustees. The Fund's NAV is calculated at the close of regular trading of the New York Stock Exchange (the "NYSE"), which is normally 4 p.m. Eastern Time. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

If you pay a sales charge, your price will be the Fund's offering price. When you buy shares at the offering price, the Fund deducts the appropriate sales charge and invests the rest in the Fund. If you qualify for a sales charge waiver, your price will be the Fund's NAV.

To Buy Shares

         Initial Investment                                   Subsequent Investments

By Mail

------------------------------------------------------------ ---------------------------------------------------------
o        Complete and sign the account application.          o    Make your check payable to the Rising Dividend
                                                                  Growth Fund.
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
o     Make your check payable to the Rising Dividend         o Fill out an investment slip from an account
      Growth Fund                                              statement, include your name and account number.

                                                                   Mail to:
                                                                   Eastern Point Advisors Funds Trust
                                                                   P.O. Box 6110
                                                                   Indianapolis, IN  46206
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
o     Mail the application and your check to:

      Eastern Point Advisors Funds Trust
      P.O. Box 6110
      Indianapolis, IN  46206
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
o     Minimum Initial Investment is $5,000 for               o     Minimum subsequent investment for all accounts
      non-qualified accounts; $1,000 minimum for IRAs.             is $250.
------------------------------------------------------------ ---------------------------------------------------------


By Wire

------------------------------------------------------------ ---------------------------------------------------------
o    Call the transfer agent at (888) 826-2520 to            o    Call the transfer agent at (888) 826-2520 to
     arrange for a wire purchase.  For same day purchase,         arrange for a wire purchase.  For same day
     the wire must be received by 4:00 p.m. Eastern Time.         purchase, the wire must be received by 4:00 p.m.
                                                                  Eastern Time.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
o        Wire federal funds to:                              o        Wire federal funds to:
     Huntington Bank                                              Huntington Bank
     ABA # 044000024                                              ABA # 044000024
     Account #01892281162                                         Account #01892281162
     For Further Credit                                           For Further Credit
     (Your Name, Fund, Account #)                                 (Your Name, Fund, Account #)
     FBO:                                                         FBO:
     (Insert your name and account number.)                  (Insert your name and account number.)
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
o        Mail completed account application to the address   o        Note:  Your bank may charge a wire fee.
     above.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
o        Note:  Your bank may charge a wire fee.
------------------------------------------------------------ ---------------------------------------------------------

By Automatic Investment Plan

------------------------------------------------------------ ---------------------------------------------------------
o        You must open a regular Fund account with $5,000    o        Call (888) 826-2520 to request the form.
     minimum prior to participating in this plan.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
                                                             o    Complete and return the form and any other required
                                                                  materials.
------------------------------------------------------------ ---------------------------------------------------------

Banks, brokers, 401(k) plans, financial advisors or financial supermarkets may charge additional transaction fees, which would not be charged if shares were purchased directly from the Fund.

The Fund may accept telephone orders unless you decline telephone privileges on your account application. You may be responsible for any fraudulent telephone orders as long as the Fund takes reasonable measures to verify the orders.

Retirement Accounts

Shares of the Fund are available for purchase through individual retirement accounts ("IRAs") and other retirement plans. Accounts established under such plans must have all dividends reinvested in the Fund. For more information about these plans or for an IRA application, please call (888) 826-2520.

SELLING YOUR SHARES

You may sell or "redeem" your shares on any day the NYSE is open, either directly through the Advisor or through your broker-dealer. The price you receive will be the NAV next calculated after the Fund's transfer agent receives your redemption request in proper order (less redemption fees if applicable).

Selling Recently Purchased Shares

The Fund will redeem shares that were recently purchased by check, but may delay mailing the proceeds for up to eight business days to allow the purchase check to clear. If the purchase check has cleared, the eight business day period will not apply.

Signature Guarantees

A signature guarantee protects you against fraud by guaranteeing your signature is authentic. A guarantee is required on all redemption requests over $10,000 or when the redemption proceeds are to be sent to someone other than the owner of record or to an address or bank account other than those of record. Most banks or financial institutions can provide you with a signature guarantee, but a notary public can not.

When the Fund requires a signature guarantee, a medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

To Sell Shares:

By Mail

------------------------------------------------------------ ---------------------------------------------------------
o        Submit a written request for redemption with:       o        Mail your request to:
o        The Fund's name;                                             Eastern Point Advisors Funds Trust
o        Your Fund account number;                                    P.O. Box 6110
o        The dollar amount or number of shares or                     Indianapolis, IN  46206
           percentage of the account to be redeemed;  and
o        Signatures of all persons required to sign for      o        A check will be mailed to the name and address
           transactions, exactly as the shares are                    in which the account is registered.
           registered.
------------------------------------------------------------ ---------------------------------------------------------




By Wire

------------------------------------------------------------ ---------------------------------------------------------
o        This option must be elected either in the initial   o        Wire redemption requests must be received
     application or subsequently in writing with a                before 10:00 a.m. Eastern Time for money to be
     signature guarantee.                                         wired the same business day.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
o        Call the transfer agent at (888) 826-2520 with      o        There is a $15.00 charge for redemptions under
     your request.                                                $10,000 made by wire.
------------------------------------------------------------ ---------------------------------------------------------

By Telephone

------------------------------------------------------------ ---------------------------------------------------------
o    The Fund may accept telephone redemptions unless        o        The Fund will use reasonable procedures to
     you decline telephone privileges on your account                 confirm that the request is genuine.
     application.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
o        Call the transfer agent at (888) 826-2520 with      o        Written confirmation will be provided.
     your request.
------------------------------------------------------------ ---------------------------------------------------------

By Systematic Withdrawal Plan

------------------------------------------------------------ ---------------------------------------------------------
o        Complete the appropriate section on the Account     o        Withdrawals can be monthly, quarterly,
     Application or call (888) 826-2520 to request a form         semi-annually or annually.  The minimum amount is
     to add the plan.                                             $100. Redemption fees will not be charged under
                                                                  this plan.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
o    To participate, you must own or purchase shares with a value of at least
     $10,000.
------------------------------------------------------------ ---------------------------------------------------------

Please note that if you use a broker-dealer or financial institution to assist you in any of these transactions, they may charge a fee for this service that would not be charged by the Fund.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

General Policies

The Fund reserves the right to:

o Reject any purchase order when the Fund determines that it is not in the best interest of the Fund or the shareholders to accept such order. The Fund will not: (i) permit market-timing or other abusive trading practices in the Fund; or (ii) make redemptions-in-kind (payments in portfolio securities rather than cash) if the amount to be redeemed is large enough to affect fund operations (for example, if it represents more than 1% of the Fund's assets);

o    Change the minimum investment amounts;

o Cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear; and

o Reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

Timing of Purchase or Sale Requests

All requests received in good order by the transfer agent before the close of the NYSE, typically 4:00 p.m. Eastern Time, will be executed the same day, at that day's NAV. Orders received after the close of the NYSE will be executed the following day, at that day's NAV. Purchase and redemption orders are executed only on days when the NYSE is open for trading. The NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but no later than seven calendar days after receipt of your redemption request, unless your purchase check has not yet cleared. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund's shareholders, or (3) an emergency exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Contingent Deferred Sales Charges

Purchases of Class A shares of $1 million or more either as a lump sum or through our cumulative quantity discount or letter of intent programs which are subsequently sold within 12 months of acquisition are subject to a 1.00% contingent deferred sales charge. Contingent deferred sales charges are not imposed on shares acquired through the reinvestment of dividends or capital gains distributions, or involuntarily redeemed shares. The contingent deferred sales charge may be waived for certain redemptions and distributions.

Minimum Balances

The Fund may redeem your remaining shares at NAV if the balance of your account falls below $5,000 (or $1,000 for IRAs) due to redemptions. The Fund will notify you if your balance has fallen below these amounts, and you will have 60 days to increase your account balance before your shares are redeemed. The Fund may close any account without notice if the account is inactive and the value of the account is $0.

Mailings to Shareholders

The Fund mails quarterly statements summarizing the activity in your account(s) and confirmations following each purchase or sale of your Fund shares. To reduce expenses, the Fund will limit mailings of most financial reports, prospectuses and account statements to one copy for each address that lists one or more shareholders with the same last name. If you would like additional copies of financial reports and prospectuses or separate mailings of account statements, please call (888) 826-2520.

Taxes

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the Fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year you will be sent information showing the amount of dividends and distributions you received from the Fund during the prior year.

Any long-term or short-term capital gains realized from redemptions of shares of the Fund will be subject to federal income tax.

The foreign, state and local income tax consequences of investing in the Fund may differ materially from the federal income tax consequences described above. In addition, this discussion is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts
(IRAs), and Roth IRAs. You should consult your tax advisor before investing.

Reinvestment Option

Dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund unless you elect to receive them by check on the account application. You may change your dividend option at any time by requesting a change in writing. You must have your dividends reinvested if you participate in the Systematic Withdrawal Plan or any Retirement Plans. Dividends are reinvested at the ex-dividend date at the NAV determined at the close of business that day. There are no fees or charges on reinvestments.

Backup Withholding

Shareholders may have 30% of their distributions and proceeds withheld if the Fund does not have complete, correct taxpayer information on file as required by law.

OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's main investment strategies are set out in the front of the Prospectus. The Fund may also use other investment strategies and invest in securities that are not discussed in this Prospectus, but which are described in detail in the Fund's Statement of Additional Information (the "SAI"). You may obtain a copy of the SAI without charge by calling (888) 826-2520.

The following does not constitute part of and is not incorporated into the Prospectus for the Rising Dividend Growth Fund

                                 Privacy Policy
                       Eastern Point Advisors Funds Trust

Commitment to Consumer Privacy

The Eastern Point Advisors Funds Trust is committed to handling investor information responsibly. We recognize and respect your privacy expectations and believe the confidentiality and security of your personal financial information is one of our financial responsibilities.

Collection of Consumer Information

Eastern Point Advisors Funds Trust collects, retains and uses consumer information only where we reasonably believe it would be useful to the consumer and allowed by law. Consumer information collected by, or on our behalf generally comes from the following sources:

o    account applications and other forms submitted by Fund shareholders;

o    correspondence,   written  or  electronic,   or  telephone   contacts  with
     shareholders of, or consumers inquiring about Eastern Point Advisors Funds Trust;

o transaction history of shareholder accounts with Eastern Point Advisors Funds Trust; or

o    third parties.

Disclosure of Consumer Information

We disclose consumer information to third parties who are not affiliated with the Eastern Point Advisors Funds Trust:

o        as permitted by law, or

o to perform marketing services on behalf of Eastern Point Advisors Funds Trust or pursuant to a joint marketing agreement between Eastern Point Advisors Funds Trust and other financial institutions.

Security of Consumer Information

We require service providers to Eastern Point Advisors Funds Trust:

o to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of Eastern Point Advisors Funds Trust; and

o to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of customers and Eastern Point Advisors Funds Trust.

ADDITIONAL INFORMATION

For investors who want more information about the Fund, the following document is available free upon request:

Statement of Additional Information (the "SAI"):

The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

You can get free copies of the SAI, request other information and ask questions about the Fund by contacting:

         Unified Fund Services, Inc.
         431 N. Pennsylvania Street
         Indianapolis, IN  46204
         Telephone: (888) 826-2520

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can review the Fund's reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (the "SEC"). You may obtain paper copies for a duplicating fee, by writing the Public Reference Room of the SEC, Washington, D.C. 20549-6009 or you may obtain information regarding the operation of the Public Reference Room of the SEC by calling 1-202-942-8090 or by electronic request by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may also download a copy of this document from the SEC's Internet website for no charge at http://www.sec.gov.

The Fund's SEC File No. is 811-09497